John Hancock
U.S. Global Leaders Growth Fund
Quarterly portfolio holdings 7/31/2023

Fund’s investments
As of 7-31-23 (unaudited)
	Shares	Value
Common stocks 98.0%		$2,369,387,234
(Cost $1,479,803,214)
Communication services 6.2%		150,239,427
Entertainment 2.5%
Netflix, Inc. (A)	138,900	60,972,933
Interactive media and services 3.7%
Alphabet, Inc., Class C (A)	670,622	89,266,494
Consumer discretionary 12.0%		289,700,354
Broadline retail 5.8%
Amazon.com, Inc. (A)	1,043,372	139,477,969
Hotels, restaurants and leisure 6.2%
Starbucks Corp.	694,336	70,523,708
Yum! Brands, Inc.	578,911	79,698,677
Consumer staples 2.3%		57,214,665
Consumer staples distribution and retail 2.3%
Dollar General Corp.	338,829	57,214,665
Financials 21.4%		516,912,834
Capital markets 7.6%
MSCI, Inc.	163,560	89,643,965
S&P Global, Inc.	240,483	94,872,948
Consumer finance 2.4%
American Express Company	346,804	58,568,260
Financial services 7.7%
FleetCor Technologies, Inc. (A)	242,139	60,270,818
Visa, Inc., Class A	523,121	124,361,555
Insurance 3.7%
Aon PLC, Class A	280,048	89,195,288
Health care 17.6%		425,188,398
Biotechnology 2.3%
Regeneron Pharmaceuticals, Inc. (A)	74,830	55,517,125
Health care equipment and supplies 2.0%
Intuitive Surgical, Inc. (A)	145,626	47,241,074
Health care providers and services 3.8%
UnitedHealth Group, Inc.	183,147	92,740,146
Life sciences tools and services 9.5%
Danaher Corp.	326,683	83,323,766
IQVIA Holdings, Inc. (A)	273,164	61,123,177
Thermo Fisher Scientific, Inc.	155,366	85,243,110
Industrials 2.1%		50,094,120
Ground transportation 2.1%
Canadian Pacific Kansas City, Ltd.	608,751	50,094,120
Information technology 24.1%		583,491,234
Semiconductors and semiconductor equipment 2.2%
NVIDIA Corp.	113,121	52,860,312
Software 21.9%
Autodesk, Inc. (A)	326,525	69,220,035
Intuit, Inc.	155,319	79,476,732
Microsoft Corp.	398,247	133,779,132
2	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Information technology (continued)
Software (continued)
Salesforce, Inc. (A)	319,770	$71,951,448
ServiceNow, Inc. (A)	129,585	75,548,055
Workday, Inc., Class A (A)	424,474	100,655,520
Materials 8.6%		207,263,051
Chemicals 6.2%
Ecolab, Inc.	454,186	83,179,624
The Sherwin-Williams Company	240,693	66,551,615
Containers and packaging 2.4%
Ball Corp.	980,266	57,531,812
Real estate 3.7%		89,283,151
Specialized REITs 3.7%
Equinix, Inc.	110,237	89,283,151

	Yield (%)	Shares	Value
Short-term investments 2.0%			$48,603,070
(Cost $48,603,070)
Short-term funds 2.0%			48,603,070
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.1769(B)	48,603,070	48,603,070

Total investments (Cost $1,528,406,284) 100.0%	$2,417,990,304
Other assets and liabilities, net (0.0%)	(468,645)
Total net assets 100.0%	$2,417,521,659

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 7-31-23.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of July 31, 2023, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$20,886,105	$(20,887,271)	$1,166	—	$2,328	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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